SHARE EXCHANGE AGREEMENT

     This SHARE EXCHANGE AGREEMENT (this “Agreement”), dated as of October 18, 2012, is by and among Lithium Exploration Group, Inc., a Nevada (the “Company”) and the Alexander Walsh (“Shareholder”). Each of the parties to this Agreement is individually referred to herein as a “Party” and collectively as the “Parties.”

WITNESSETH

          WHEREAS, the Shareholder beneficially owns 27,000,000 shares of the Company’s common stock, $.001 par value per share;

          WHEREAS, the Company has designated 20,000,000 shares of its authorized preferred stock as Series A Convertible Preferred Stock (the “Series A Preferred Stock”);

          WHEREAS, the Company and Shareholder wish to exchange 20,000,000 of the shares of common stock beneficially owned by Shareholder for the Series A Preferred Stock;

          WHEREAS, the board of directors of the Company deems it advisable and in the best interests of the Company to consummate the transactions contemplated by this Agreement upon the terms and conditions set forth herein;

AGREEMENT

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency is hereby acknowledged, the Parties hereto intending to be legally bound hereby agree as follows:

1. EXCHANGE OF SHARES.

(a) Exchange of Shares. At the Closing (as defined below), the Shareholder shall transfer, convey, assign and deliver to the Company 20,000,000 shares of common stock of the Company free and clear of all Liens and in consideration of the shares of Common Stock received from the Shareholder the Company shall exchange such shares for an aggregate of 20,000,000 shares of the Company’s Series A Preferred Stock.

(b) Closing. The closing (the “Closing”) of the transactions contemplated by this Agreement (the “Transactions”) shall take place at the offices of Sichenzia Ross Friedman Ference LLP in New York, New York, commencing upon the satisfaction or waiver of all conditions and obligations of the Parties to consummate the transactions contemplated hereby (other than conditions and obligations with respect to the actions that the respective Parties will take at Closing) or such other date and time as the Parties may mutually determine (the “Closing Date”).

(c) Deliveries at the Closing. At the Closing, the Shareholder shall deliver to the Company 20,000,000 shares of Common Stock beneficially owned by the Shareholder free and clear of all Liens along (the “Shareholder’s Shares”) with a stock power medallion signature guaranteed and the Company shall deliver the Series A Preferred Stock to the Shareholder which shares when issued will be dully issued and non-assessable.

2. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER.

Shareholder hereby represents and warrants to the Company, as follows:

(a) Good Title. The Shareholder is the record and beneficial owner, and has good and marketable title to the Shareholder’s Shares, with the right and authority to assign and deliver such Shareholder’s Shares to the Company. The Company will receive good title to such Shareholder’s Shares, free and clear of all liens, security interests, pledges, equities and claims of any kind, voting trusts, shareholder agreements and other encumbrances (collectively, “Liens”).

(b) Power and Authority. All acts required to be taken by the Shareholder to enter into this Agreement and to carry out the transactions contemplated herein have been properly taken. This Agreement constitutes a legal, valid and binding obligation of the Shareholder, enforceable against such Shareholder in accordance with the terms hereof.

(c) No Conflicts. The execution and delivery of this Agreement by the Shareholder and the performance by the Shareholder of his obligations hereunder in accordance with the terms hereof: (i) will not require the consent of any third party or any federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (“Governmental Entity”) under any statutes, laws, ordinances, rules, regulations, orders, writs, injunctions, judgments, or decrees (collectively, “Laws”); (ii) will not violate any Laws applicable to such Shareholder; and (iii) will not violate or breach any contractual obligation to which such Shareholder is a party.

(d) No Finder’s Fee. The Shareholder has not created any obligation for any finder’s, investment banker’s or broker’s fee in connection with the transactions contemplated by this Agreement that the Company will be responsible for.

(e) Purchase Entirely for Own Account. The Series A Preferred Stock proposed to be acquired by the Shareholder hereunder will be acquired for investment for his own account, and not with a view to the resale or distribution of any part thereof, and the Shareholder has no present intention of selling or otherwise distributing the Series A Preferred Stock, except in compliance with applicable securities laws.

(f) Available Information. The Shareholder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Parent.

(g) Non-Registration. The Shareholder understands that the shares of Series A Preferred Stock to be acquired pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and, if issued in accordance with the provisions of this Agreement, will be issued by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Shareholder’s representations as expressed herein.

(h) Restricted Securities. The Shareholder understands that the Series A Preferred Stock that is being issued to the Shareholder pursuant to this Agreement is characterized as “restricted securities” under the Securities Act inasmuch as this Agreement contemplates that, if acquired by the Shareholder pursuant hereto, the Series A Preferred Stock would be acquired in a transaction not involving a public offering. The Shareholder further acknowledges that if the Series A Preferred Stock is issued to the Shareholder in accordance with the provisions of this Agreement, such Series A Preferred Stock may not be resold without registration under the Securities Act or the existence of an exemption therefrom. The Shareholder represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(i) Legends. It is understood that the certificate(s) representing the shares of Series A Preferred Stock being issued pursuant to this Agreement will bear the following legend or another legend that is similar to the following:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

and any legend required by the “blue sky” laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended.

3. REPRESENATIONS AND WARRANTIES OF THE COMPANY.

(a) Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada and has all requisite corporate power and authority to own its properties and carry on its business as now being conducted.

(b) Authority; Enforceability. The Company has the requisite corporate power and authority to execute and deliver this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as (a) enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, moratorium or similar laws from time to time in effect affecting creditors’ rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability.

(c) Third Party Consents. No consent, authorization, order or approval of, or filing or registration with, any governmental authority or other person is required for the execution and delivery of this Agreement or the consummation by the Company of any of the transactions contemplated hereby.

(d) No Other Representations or Warranties. Except as set forth above in this Section, no other representations or warranties, express or implied, are made in this Agreement by the Company to the Shareholder.

4. MISCELANEOUS.

(a) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

(b) Counterparts; Facsimile Execution. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties. Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

(c) Entire Agreement; Third Party Beneficiaries. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the transactions contemplated by this Agreement and (b) are not intended to confer upon any person other than the Parties any rights or remedies.

(d) Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to principles of conflicts of laws. Any action or proceeding brought for the purpose of enforcement of any term or provision of this Agreement shall be brought only in the Federal or state courts sitting in New York, New York, and the parties hereby waive any and all rights to trial by jury.

(e) Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the Parties without the prior written consent of the other Parties. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

(f) Further Assurances. Each of the Company and the Shareholder will use its, as the case may be, best reasonable efforts to take all action and to do all things necessary, proper or advisable on order to consummate and make effective the transactions contemplated by this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Share Exchange Agreement as of the date first above written.

LITHIUM EXPLORATION GROUP. INC.

By:	/s/ Alexander Walsh
Name:	Alexander Walsh
Title:	President

/s/ Alexander Walsh
Alexander Walsh

[Signature Page to Share Exchange Agreement]